UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2020

CSI Compressco LP

(Exact Name of Registrant as Specified in Charter)

Delaware	1-35195	94-3450907
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of Principal Executive Offices, and Zip Code)

(281) 367-1983

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CCLP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

                                                                                                                                                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of April 3, 2020, the board of directors of CSI Compressco GP Inc., the general partner (“General Partner”) of CSI Compressco LP (the “Partnership”) approved a reduction in the role and responsibilities of Ronald J. Foster, Senior Vice President and Chief Marketing Officer.  Mr. Foster’s new role is Regional Sales Manager and his annual base salary was adjusted from $334,755 to $180,000 to reflect his new position and reduced role.  Mr. Foster will also participate in the Partnership’s sales manager compensation plan.

As part of the general salary and wage reductions being implemented with regard to a broad base of the General Partner’s employees, on April 3, 2020, the Compensation Committee (the “Compensation Committee”) of the board of directors of TETRA Technologies, Inc. (“TETRA”), at the request of management of the General Partner, approved reductions in the base annual salaries of the officers of the General Partner who were identified as named executive officers of the Partnership in the Form 10-K filed with the Securities and Exchange Commission on March 16, 2020, other than Mr. Foster whose reduction is described above, Brady M. Murphy, the President of the General Partner who is compensated by TETRA, and Owen A. Serjeant, who is the former President of the General Partner but is no longer employed by the General Partner.  The salary reductions will commence on April 11, 2020 and continue indefinitely thereafter. The effect of such salary reductions for such named executive officers is to reduce their respective annual base salaries by twenty percent (20%) commencing on April 11, 2020.

In addition, in order to align the compensation of our board members with these salary reductions, the non-employee directors of the Company approved a 20% reduction in their annual cash retainer, effective as of April 1, 2020 and continuing indefinitely thereafter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP

By:	CSI Compressco GP Inc.,
its general partner

By:	/s/ Brady M. Murphy
Brady M. Murphy
President

Date: April 8, 2020